                                           HEALTHBRIDGE AND SUBSIDIARIES
                                  Pro Forma for the year ended December 31, 2005

                                                       INDEX

                                             HEALTHBRIDGE INC. AND SUBSIDIARIES
                                              Combined Pro Forma Balance Sheet
                                                      December 31, 2005

                                                           ASSETS

                                                           Healthbridge      Providence

                                                               Inc.         Exploration          Pro Forma

                                                             (Parent)            LLC            Adjustments       Pro Forma
                                                                              December
                                                           December 31,         31,               Increase        Combined

                                                               2005             2005            (Decrease)      (Unaudited)
                                                          --------------    -------------       ------------    -------------
CURRENT ASSETS
      Cash and cash equivalents                               2,035,438           22,060                           2,057,498
      Accounts receivable, net                                        -           72,833                              72,833

      Promissory note receivable (incl. interest)             3,091,901            5,000    (d) (3,091,901)            5,000
      Prepaid expenses and deposits                                   -           34,449                              34,449
                                                          --------------    -------------                       -------------

         Total Current Assets                                 5,127,339          134,342                           2,169,780
                                                          --------------    -------------                       -------------

PROPERTY AND EQUIPMENT, Net                                       1,019        1,211,839                           1,212,858
                                                          --------------    -------------                       -------------

OTHER ASSETS

      Undeveloped reserves                                            -        3,136,273    (b)   3,042,514        6,178,787
      Loan origination fees, net of amortization of
      $5,035                                                          -           71,215                              71,215
      Notes receivable-long term                                      -           87,418                              87,418
      Deposits                                                        -            2,266                               2,266
                                                          --------------    -------------                       -------------
         Total Other Assets                                           -                                            6,339,686
                                                                               3,297,172
                                                          --------------    -------------                       -------------
              TOTAL ASSETS                                    5,128,358        4,643,353                         $ 9,722,324
                                                                                                   (49,387)
                                                          ==============    =============       ============    =============

CURRENT LIABILITIES
      Accounts payable and accrued liabilities                $ 119,867         $ 26,615                           $ 146,482

      Accrued expenses                                           61,703          113,966  (d)   (16,901.00)          158,768
      Related party payables                                     13,500                -                              13,500

      Note payable                                                    -        3,700,000  (d)   (3,075,000)                -

                                                                                          (e)     (625,000)
      Current portion of L-T notes payable                           -           341,919                             341,919
                                                          --------------    -------------                       -------------
         Total Current Liabilities                              195,070        4,182,500
                                                                                                                     660,669
                                                          --------------    -------------                       -------------

LONG-TERM LIABILITIES
      Convertible debentures                                  3,645,000                -                           3,645,000
      L-T notes payable                                               -       704,617.00                             704,617
                                                          --------------    -------------                       -------------
         Total Long-Term Liabilities                          3,645,000          704,617                           4,349,617
                                                          --------------    -------------                       -------------
         Total Liabilities                                    3,840,070        4,887,117                           5,010,286
                                                          --------------    -------------                       -------------

STOCKHOLDERS' EQUITY (DEFICIT)
      Preferred stock; $0.0001 par value, 25,000,000
      shares authorized, no shares issued and
      outstanding
      Common stock; $0.0001 par value, 50,000,000
      shares
      authorized, 32,980,906 shares issued and
      outstanding                                                 1,648                -  (a)         1,650            3,298

      Additional paid-in capital                             10,425,371                -  (a)     3,422,100       13,847,471
      Accumulated other comprehensive income                     14,370                -                              14,370
      Accumulated deficit                                   (9,153,101)                -                         (9,153,101)
      Member's equity                                                 -        (243,764)  (c)       243,764                -
                                                          --------------    -------------                       -------------
         Total Stockholders' Equity (Deficit)                 1,288,288        (243,764)                           4,712,038
                                                          --------------    -------------                       -------------

              TOTAL LIABILITIES AND STOCK-

              HOLDERS' EQUITY (DEFICIT)                      $5,128,358       $4,643,353           (49,387)      $ 9,722,324
                                                          ==============    =============       ============    =============

                     The accompanying notes are an integral part of the financial statements.

                                             HEALTHBRIDGE INC. AND SUBSIDIARIES
                                        Combined Pro Forma Statements of Operations

                                                         Healthbridge       Providence
                                                             Inc.          Exploration
                                                           (Parent)            LLC
                                                           For the           For the         Pro Forma
                                                          Year Ended        Year Ended      Adjustments         Pro Forma
                                                         December 31,      December 31,      Increase           Combined
                                                            2005              2005          (Decrease)        (Unaudited)
                                                       -------------     -------------    ---------------    ---------------

REVENUES                                                    $     -         $ 369,515                             $ 369,515

COST OF SALES                                                     -           694,382                               694,382
                                                       -------------     -------------                       ---------------

GROSS MARGIN                                                      -         (324,867)                             (324,867)
                                                       -------------     -------------                       ---------------

OPERATING EXPENSES

      General and administrative                            468,677           278,131                               746,808

         Total Operating Expenses                           468,677           278,131                               746,808
                                                       -------------     -------------                       ---------------

LOSS FROM OPERATIONS                                      (468,677)         (602,998)                           (1,071,675)

OTHER INCOME (EXPENSE)

      Interest income                                        23,585                38                                23,623
      Interest expense                                    (200,517)          (86,073)                             (286,590)
      Note receivable write off                                   -          (89,731)                              (89,731)
                                                       -------------     -------------                       ---------------

         Total Other Income (Expense)                     (176,932)         (175,766)                             (352,698)
                                                       -------------     -------------                       ---------------

LOSS BEFORE PROVISION FOR INCOME TAXES                    (645,609)         (778,764)                           (1,424,373)
AND DISCONTINUED OPERATIONS

      Provision for income taxes                                  -                 -                                     -

LOSS BEFORE DISCONTINUED OPERATIONS                       (645,609)         (778,764)                           (1,424,373)

      Gain (loss) from discontinued operations, net
      of tax                                              (299,248)                 -                             (299,248)

NET LOSS                                                  (944,857)         (778,764)                           (1,723,621)

 OTHER COMPREHENSIVE INCOME

       Foreign currency translation adjustment                9,057                 -                                 9,057

 NET COMPREHENSIVE INCOME (LOSS)                          (935,800)       $ (778,764)                          $(1,714,564)
                                                       =============     =============    ===============    ===============

                     The accompanying notes are an integral part of the financial statements.

         Healthbridge, Inc and Subsidiaries

Notes to Pro Forma Consolidated Financial Statements

December 31, 2005

NOTE–1 — Summary of Transaction

.........On November 18, 2005, the Company signed a letter of intent and publicly announced the acquisition of Providence Exploration LLC. Pursuant to the agreement, Healthbridge will issue 16, 500,000 shares of common stock for all outstanding shares of Providence. The acquisition was valued at $.2075 per share, ($3,423,750). The shares of Healthbridge would be distributed to the shareholders and Note holders of Providence. The remaining debt in Providence would be debt owed to Healthbridge and will be eliminated in consolidation. This transaction made Providence become a wholly owned subsidiary of the Company, and is accounted for on the purchase method of accounting using generally accepted accounting principles. All asset and assumed liabilities of Providence would be recorded and the remaining acquisition value was recorded as undeveloped oil reserves.

NOTE–2 — Management Assumptions

..........The pro forma consolidated balance sheet and statements of operations assumes that the entities were together as of December 31, 2005. .........The pro forma consolidated balance sheet assumes:

(a)     the issuance of the 16,500,000 shares of stock at $.2075,

(b)     the recognition of undeveloped reserves,

(c)     the elimination of the members’ capital of Providence,

(d)     the elimination of the intercompany note receivable and note payable, and

(e)     the conversion of $625,000 of Notes Payable.

..........There are no proforma adjustments for the statement of operations.
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